UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2018

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 West 57th Street, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on May 7, 2018, International Flavors & Fragrances Inc. (“IFF” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Frutarom Industries Ltd., a company organized under the laws of the State of Israel (“Frutarom”), and Icon Newco Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of IFF (“Merger Sub”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of specified conditions, and in accordance with the Companies Law 5759-1999 of the State of Israel, Merger Sub will merge with and into Frutarom (the “Merger”), with Frutarom continuing as the surviving company in the Merger and a wholly owned subsidiary of IFF. Under the terms of the Merger Agreement, for each share of outstanding stock of Frutarom, Frutarom shareholders will receive $71.19 in cash and 0.2490 of a share of IFF’s common stock.

Consummation of the Merger is subject to customary closing conditions. The completion of the Merger is not subject to the approval of IFF shareholders or the receipt of financing by IFF. The Merger Agreement also contains certain termination rights for IFF and Frutarom.

This Current Report on Form 8-K is being filed in connection with the Merger to provide the audited consolidated financial statements and unaudited condensed consolidated interim financial information of Frutarom and the unaudited pro forma condensed combined financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding IFF’s or Frutarom’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, acquisitions, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this report concerning IFF’s or Frutarom’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those referenced below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which IFF and Frutarom are unable to predict or control, that may cause IFF’s or Frutarom’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors referenced below and detailed from time to time in IFF’s filings with the Securities and Exchange Commission.

Factors that may affect IFF’s plans, results or stock price are set forth in IFF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond IFF’s control and IFF cautions investors that any forward-looking statements made by IFF are not guarantees of future performance. IFF disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical unaudited condensed consolidated statement of financial position as of June 30, 2018 and 2017 and the condensed consolidated income statement, condensed consolidated statement of comprehensive income, condensed consolidated statement of changes in shareholders’ equity and condensed consolidated statement of cash flows for the six and three month periods ended June 30, 2018 and 2017 of Frutarom, together with the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2018;

•	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018;

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017; and

•	Notes to the unaudited pro forma condensed combined financial information.

(d) Exhibits

99.1	Unaudited condensed consolidated statement of financial position as of June 30, 2018 and 2017 and condensed consolidated income statement, condensed consolidated statement of comprehensive income, condensed consolidated statement of changes in shareholders’ equity and condensed consolidated statement of cash flows for the six and three month periods ended June 30, 2018 and 2017 of Frutarom Industries Ltd., together with the notes thereto.

99.2	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Date: September 10, 2018	By:	/s/ Richard A. O’Leary
Name: Richard A. O’Leary
Title: Executive Vice President and Chief Financial Officer

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